UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2015

VANTAGE mHEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-168930	93-0659770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle, 15th Floor

New York, NY 10019

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (917) 745-7202

401 Warren Street, Suite 200

Redwood City, CA 94063

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modifications to Rights of Securities Holders.

(a) Certificate of Incorporation

On January 9, 2015, Vantage mHealthcare, Inc., (formerly known as Vantage Health; the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Incorporation (the “COI”) that amends, restates and supersedes in all respects the Company’s previous certificate of incorporation. The COI was approved by the Company’s stockholders on November 24, 2014, and was the subject of the Definitive Information Statement mailed to the Company’s stockholders of record as of November 24, 2014. Among other things, the COI was filed to effect: (i) a name change from “Vantage Health” to “Vantage mHealthcare, Inc.;” (ii) an increase in the Company’s authorized capital stock from 250,000,000 to 500,000,000 shares, and to reclassify such capital stock into 450,000,000 shares of common stock, par value $0.001, and 50,000,000 shares of preferred stock, par value $0.001, and (iii) other changes regarding certain corporate governance matters, highlights of which are discussed below and qualified in their entirety by reference to the text of the COI attached hereto as Exhibit 3.1.

Preferred Stock

The COI provides that the Board of Directors of the Company (the “Board”) may issue preferred stock of the Company in one or more series at such time or times as the Board may determine, with such powers, preferences and rights as the Board may determine, or blank-check preferred stock. Additionally, the resolutions providing for the issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the preferred stock of any other series to the extent permitted by law. This blank-check preferred stock can be used for financing purposes or as an anti-takeover defense.

Advance Notice Provisions

Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders must be given in the manner proscribed by the Bylaws of the Company as then in effect. Stockholders have the right, under Delaware law, to nominate persons for election as directors and to make proposals on any matter that is proper for a stockholder vote at the annual meeting. This bylaw requires a stockholder to provide advance notice before making nominations or making a proposal so the Board has adequate time to prepare a response and communicate with other stockholders before the annual meeting.

Special Meetings of Stockholders

Special meetings of the stockholders may only be called by the Board acting pursuant to a resolution adopted by a majority of the total number of authorized directors, regardless of any vacancies. The business to be transacted at any special meeting of the stockholders shall be limited to matters relating to the purpose or purposes stated in the notice. A company is less vulnerable to a takeover if it has special meeting limitations.

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Liability of Directors

No director shall be personally liable to the Company or its stockholders for any monetary damages for breach of fiduciary duty as a director except to the extent liability is imposed by law for any breach of the director’s duty of loyalty to the Company or its stockholders, acts or omissions not in good faith which involve intentional misconduct or knowing violation of law, under Section 174 or successor provisions of the Delaware General Corporation Law (the “DGCL”) or for any transaction from which the director derived an improper personal benefit.

Super Majority Stockholder Vote Required for Certain Actions

In addition to any required vote under the DGCL, the affirmative vote of the holders of shares of voting stock representing at least 80% of the voting power of all of the then outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision inconsistent with certain provisions of the COI as provided therein.

Any director or the entire Board may be removed from office at any time for cause by the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of capital stock of the Company entitled to vote at an election of directors, voting together as a single class.

A copy of the COI is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary above is only a brief description of the material terms of the COI, does not purport to be a complete description thereof and is qualified in its entirety by reference to such exhibit.

Amended and Restated Bylaws

On January 6, 2015, and effective as of that date, the Board approved and adopted the Company’s Amended and Rested Bylaws. The Amended and Restated Bylaws include additional provisions for notice of stockholder business and nominations at stockholder meetings, additional indemnification measures and other typical public company provisions, such as, advance stockholder notice provisions to nominate a director or raise business at the Company’s annual meeting, provisions for the election and removal of directors and officers and the Company’s policy with regard to transactions with interested parties, indemnification provisions pursuant to which members of the Board, officers, employees and agents of the Company may be indemnified and held harmless by the Company and a forum selection bylaw providing that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for all actions against the Company shall be the State of Delaware.

A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference. The summary above is only a brief description of the material terms of the Amended and Restated Bylaws, does not purport to be a complete description thereof and is qualified in its entirety by reference to such exhibit.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information regarding the adoption of the Company’s Amended and Restated Bylaws set forth under Item 3.03 is incorporated into this Item 5.03 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information regarding the approval by written consent of the Company’s stockholders on November 24, 2014, which approval is effective as of January 9, 2015, of the filing of the COI with the Secretary of State of the State of Delaware and the COI set forth under Item 3.03 is incorporated into this Item 5.07 by reference.

Item 8.01 Other Events.

On January 9, 2015, the Company issued a press release announcing the filing of the COI with the Secretary of State of the State of Delaware, the change of the Company’s name and the adoption of the Amended and Restated Bylaws. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Neither the filing of the press release as an exhibit to this report nor the inclusion in the press release of a reference to our internet address shall, under any circumstances, be deemed to incorporate the information available at our internet address into this report. The information available at our internet address is not part of this report or any other report filed by us with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Incorporation, filed on January 9, 2015
3.2	Amended and Restated Bylaws, dated as of January 6, 2015
99.1	Press Release dated January 9, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VANTAGE mHEALTHCARE, INC.

	By:	/s/ Joseph C. Peters
	Name:	Joseph C. Peters
	Title:	President
Date: January 9, 2015

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